UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2004

THE E.W. SCRIPPS COMPANY

(Exact name of registrant as specified in its charter)

Ohio	0-16914	31-1223339
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 977-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE E.W. SCRIPPS COMPANY

INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page
2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant	3

5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	3

8.01	Other Events	3

9.01	Financial Statements and Exhibits	3

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

We have a Competitive Advance and Revolving Credit Facility expiring in July 2009 (the “Revolver”) and a commercial paper program that collectively permit aggregate borrowings up to $450 million (the “Variable-Rate Credit Facilities”). Borrowings under the Revolver are available on a committed revolving credit basis at our choice of three short-term rates or through an auction procedure at the time of each borrowing. The Revolver is primarily used as credit support for our commercial paper program in lieu of direct borrowings under the Revolver.

On November 17, 2004, we borrowed $112 million under our Variable-Rate Credit Facilities to finance the acquisition of GAC (see Item 8.01). Total borrowings under our credit facilities as of November 17, 2004 are $112 million. An additional $338 million remains available under our Variable-Rate Credit Facilities.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 16, 2004, we released information announcing that Mark G. Contreras has been named Vice President of Newspaper Operations, effective January 4, 2005. A copy of the press release is filed as Exhibit 99.01.

Item 8.01 Other Events

On November 17, 2004, we completed the acquisition of Great American Country (“GAC”) from Jones Media Networks, LTD. Total consideration for the transaction was approximately $140 million. A copy of the press release is filed as Exhibit 99.02.

On November 17, 2004, The Edward W. Scripps Trust completed the sale of 5 million Class A Common Shares of The E.W. Scripps Company at a price of $48.25 per share. A copy of the press release is filed as Exhibit 99.03 and the Underwriting Agreement is filed as Exhibit 99.04.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.01	Press release dated November 16, 2004.

99.02	Press release dated November 17, 2004.

99.03	Press release dated November 18, 2004.

99.04	Underwriting Agreement dated November 17, 2004, among The E.W. Scripps Company, Edward W. Scripps Trust, and Morgan Stanley Co. Incorporated.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Lori A. Hickok
Lori A. Hickok
Vice President and Controller

Dated: November 18, 2004

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